EMPLOYEE RELATED LIABILITIES	12 Months Ended
Dec. 31, 2025
Postemployment Benefits [Abstract]
EMPLOYEE RELATED LIABILITIES
NOTE 11:	EMPLOYEE RELATED LIABILITIES

A.	Employee Termination Benefits

Israeli law, labor agreements and corporate policy determine the obligations of Tower to make severance payments to dismissed Israeli employees and to Israeli employees leaving employment under certain circumstances. Generally, the liability for severance pay benefits, as determined by Israeli law, is based upon length of service and the employee’s monthly salary. This liability is primarily covered by regular deposits made each month by Tower into recognized severance and pension funds and by insurance policies maintained by Tower, based on the employee’s salary for the relevant month.

Tower implements a labor agreement with regard to most of its Israeli employees, according to which monthly deposits into recognized severance and pension funds or insurance policies release it from any additional severance obligation in excess of the balance in such accounts to such Israeli employees and, therefore, Tower incurs no liability or asset with respect to such severance obligations and deposits. Payments relating to Israeli employee termination benefits were $7,098, $5,716 and $5,752 for 2025, 2024 and 2023, respectively.

TPSCo established a Defined Contribution Retirement Plan (the “DC Plan”) for its employees through which TPSCo contributes approximately 8% of employee base salary to the DC Plan. Such contribution releases the employer from further obligation to any payments upon termination of employment. The contribution is remitted either to third party benefit funds based on employee preference, or directly, to those employees who elected not to enroll in the DC Plan. Total payments under the DC Plan in 2025, 2024 and 2023 amounted to $3,660, $3,853 and $4,266 respectively.

B.	TSNB Employee Benefit Plans

TSNB Pension Plan

TSNB has a pension plan that provides monthly pension payments to eligible employees upon retirement. The pension benefits are based on years of service and specified benefit amounts. TSNB uses a December 31 measurement date each year. TSNB’s funding policy is to make contributions that satisfy at least the minimum required contribution for IRS qualified plans.

Funded status surplus under the plan was $1,810 and $1,870 as of December 31, 2025 and 2024, respectively, comprising of plan assets with a fair value of $19,203 and $18,904 as of December 31, 2025 and 2024 respectively, net of benefit obligation of $17,393 and $17,034, as of December 31, 2025 and 2024, respectively. The funded status surplus is included in non-current assets.

Net expense recognized on the plan were $183, $87 and $183 for the years ended December 31, 2025, 2024 and 2023, respectively, comprised primarily of expected return on plan assets of $1,099, $1,075 and $1,034 for the years ended December 31, 2025, 2024 and 2023, respectively, offset by interest costs of $918, $868 and $891, for the years ending December 31, 2025, 2024 and 2023, respectively. No service costs were incurred during the years included in these financial statements as the plan did not include active employees during those years.

Unrecognized losses under the plan as of December 31, 2025 and 2024 were $3,599 and $3,681, respectively. Amortization of unrecognized losses included in net expense recognized on the plan was approximately $100 per year. Unrecognized losses are substantially in their entirety comprised of historically deferred net actuarial gains and losses.

Weighted average assumptions used in determining the funded status surplus were as follows:

Details	2025	2024	2023
Discount rate	5.30%	5.60%	4.90%
Expected return on plan assets	6.10%	5.60%	5.60%
Rate of compensation increases	N/A	N/A	N/A

The estimated expected return on assets of the plan is based on assumptions derived from, among other things, the historical return on assets of the plan, the current and expected investment allocation of assets held by the plan and the current and expected future rates of return in the debt and equity markets for investments held by the plan. The obligations under the plan could differ from the obligation currently recorded, if management's estimates are not consistent with actual investment performance.

Benefits paid under the plan during the years ending December 31, 2025 and 2024 were appropriately $1,000 per year. The following benefit payments are expected to be paid in each of the next five fiscal years and in the aggregate for the five fiscal years thereafter:

Fiscal Year	Other Benefits
2026	$1,262
2027	1,335
2028	1,368
2029	1,389
2030	1,395
2031 - 2035	$6,717

For each of the years included in these financial statements, the plan’s assets measured at fair value on a recurring basis consisted solely of investments in commingled funds, valued as a level 2 fair value measurement. The weighted average asset allocations for periods included were approximately 10% in equity securities and 90% in debt securities.

TSNB’s primary policy goals regarding the plan’s assets are to (1) provide liquidity to meet the Plan benefit payments and expenses payable from the Plan, (2) offer reasonable probability of achieving growth of assets that will assist in closing the Plan’s funding gap, and (3) manage the Plan’s assets in a liability framework. Plan assets are currently invested in commingled funds with various debt and equity investment objectives. The target asset allocation for the plan assets is 90% debt, or fixed income securities, and 10% equity securities. Individual funds are evaluated periodically based on comparisons to benchmark indices and peer group funds, and investment decisions are made by TSNB in accordance with the policy goals. Actual allocation to each asset category fluctuates and may not be within the target allocation specified above due to changes in market conditions.

Post-Retirement Medical Plan

Additionally, TSNB has a medical plan that provides post-retirement health and life benefits to eligible employees upon retirement. Benefit obligation under the plan was $1,228 and $1,235 as of December 31, 2025 and 2024, respectively. The benefit obligation is mostly included in non-current liabilities. Unrecognized losses under the plan as of December 31, 2025 and 2024, comprised in their entirety of historically deferred net actuarial gains and losses, were $829 and $1,018, respectively. Net expense recognized on the plan and amortization of unrecognized losses included in net expense recognized on the plan were immaterial in each of the years included in these financial statements.